LAS VEGAS SANDS, INC.
                                       AND
                           VENETIAN CASINO RESORT, LLC
                   LIMITED WAIVER, CONSENT AND THIRD AMENDMENT
                       TO TERM LOAN AND SECURITY AGREEMENT

     This LIMITED WAIVER, CONSENT AND THIRD AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of June 29, 2001 and entered into by and among LAS VEGAS SANDS, INC. ("LVSI"), a Nevada corporation, and VENETIAN CASINO RESORT, LLC ("Venetian"), a Nevada limited liability company, as joint and several obligors (each of LVSI and Venetian, a "Borrower" and, collectively, the "Borrowers"), GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (in such capacity, "Administrative Agent") for the financial institutions party to the Original Equipment Loan Agreement referred to below ("Lenders"), and the Lenders listed on the signature pages hereto and executing a counterpart hereof and is made with reference to that certain Term Loan and Security Agreement, dated as of December 22, 1997, by and among Borrowers, Lenders, Administrative Agent and BancBoston Leasing Inc., as co-agent, as amended by a Limited Waiver and First Amendment to Term Loan and Security Agreement, dated as of November 12, 1999, and as further amended by a Limited Waiver and Second Amendment to Term Loan and Security Agreement, dated as of June 13, 2000 (as so amended, the "Original Equipment Loan Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Original Equipment Loan Agreement.


                                    RECITALS

     WHEREAS, Borrowers have advised Lenders that (i) they may not be in compliance with the minimum fixed charge coverage ratio covenant (subsection 6.9(a) of the Original Equipment Loan Agreement), the maximum leverage ratio covenant (subsection 6.9(b) of the Original Equipment Loan Agreement) and the minimum consolidated adjusted EBITDA covenant (subsection 6.9(c) of the Original Equipment Loan Agreement), each as of the Fiscal Quarter ending June 30, 2001 and (ii) they may not be in compliance with the maximum consolidated capital expenditures covenant (subsection 6.9(e) of the Original Equipment Loan Agreement) for the four-Fiscal Quarter period ending June 30, 2001;

     WHEREAS, Borrowers have further advised Lenders that they intend to enter into a waiver and amendment to the Bank Credit Agreement;

     WHEREAS, Borrowers have requested that Lenders (i) agree to waive compliance with the Minimum fixed charge coverage ratio covenant, the maximum leverage ratio covenant and the minimum consolidated adjusted EBITDA covenant for the Fiscal Quarter ending June 30, 2001, (ii) consent to the amendment of the Bank Credit Agreement, (iii) amend the maximum consolidated capital expenditures covenant and make certain other amendments as set forth below;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     Section 1. LIMITED WAIVER

     1.1 Waiver of Compliance with Financial Covenants
     -------------------------------------------------

     A. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrowers herein contained, Lenders hereby waive, for the Fiscal Quarter period ending June 30, 2001, compliance with the provisions of subsections 6.9(a), (b) and (c) of the Original Equipment Loan Agreement.

     B. Without limiting the generality of the provisions of subsection 11.3 of the Original Equipment Loan Agreement, the waivers set forth herein shall be limited precisely as written and such waivers relate solely to the noncompliance by Borrowers with the provisions of subsections 6.9(a), (b) and (c) of the Original Equipment Loan Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to (a) constitute a waiver of compliance by Borrowers with respect to (i) subsections 6.9(a), (b) and (c) of the Original Equipment Loan Agreement in any other instance or for any other Fiscal Quarter (ii) any other term, provision or condition of the Original
Equipment Loan Agreement or any other instrument or agreement referred to therein (whether in connection with this waiver of subsections 6.9(a), (b) and (c) of the Original Equipment Loan Agreement or otherwise) or (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Original Equipment Loan Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Original Equipment Loan Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

     Section 2. CONSENT AND AUTHORIZATION

     Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrowers herein contained, Lenders hereby consent to the waiver and amendment of the Bank Credit Agreement, which waiver and amendment shall be substantially in the form of Exhibit A hereto. The consent shall in no event constitute a consent to any other amendment of the Bank Credit Agreement. The consent set forth above shall in no event prejudice any right or remedy that Lenders may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Original Equipment Loan Agreement or any other instrument or agreement referred to therein.

     Section 3. AMENDMENTS TO THE ORIGINAL EQUIPMENT LOAN AGREEMENT

     3.1 Amendments to Section 6.9(e): Consolidated Capital Expenditures
     -------------------------------------------------------------------

     A. Subsection 6.9(e) of the Original Equipment Loan Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

     "The Borrowers shall not, and shall not permit their Subsidiaries to, make or incur Consolidated Capital Expenditures, in any combined four-Fiscal Quarter period indicated below, in an aggregate amount in excess of the corresponding amount (the "Maximum Consolidated Capital Expenditures Amount") set forth below opposite such combined four-Fiscal Quarter period; provided that the Maximum Consolidated Capital Expenditures Amount for any combined four Fiscal Quarters shall be increased by an amount equal to the excess, if any, of the Maximum Consolidated Capital Expenditures Amount for the previous combined four-Fiscal Quarter period over the actual amount of Consolidated Capital Expenditures for such previous combined four-Fiscal Quarter period:

                                            Maximum
          Four Fiscal Quarter               Consolidated Capital
          Period Ending                     Expenditures Amount
          ===================               ====================
          December 31, 1999                 $15,000,000
          March 31, 2000                    $15,000,000
          June 30, 2000                     $15,000,000
          September 30, 2000                $15,000,000
          December 31, 2000                 $60,000,000
          March 31, 2001                    $60,000,000
          June 30, 2001                     $60,000,000
          September 30, 2001                $60,000,000
          December 31, 2001                 $25,000,000
          March 31, 2002                    $25,000,000
          June 30, 2002                     $25,000,000
          September 30, 2002                $25,000,000
          December 31, 2002                 $25,000,000
          March 31, 2003                    $25,000,000
          June 30, 2003                     $25,000,000
          September 30, 2003                $25,000,000
          December 31, 2003                 $30,000,000
          March 31, 2004                    $30,000,000
          June 30, 2004                     $30,000,000
          September 30, 2004                $30,000,000



     Section 4. CONDITIONS TO EFFECTIVENESS

     Sections 1, 2 and 3 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (or waiver of any or all of the conditions precedent by the Administrative Agent in its sole discretion) (the date of satisfaction or wavier of such conditions being referred to herein as the "Third Amendment Effective Date"):


     A. On or before the Third Amendment Effective Date, Borrowers shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective
Date:

          1. Copies of the organizational documents of each Borrower, certified by the Secretary of State of its jurisdiction of organization if such certification is generally available dated a recent date prior to the Third Amendment Effective Date and in each other case, by LVSI's secretary or assistant secretary, by LVSI in its own right and as managing member of Venetian;

          2. In the case of each Borrower and to the extent generally available, a good standing certificate from the Secretary of State of its jurisdiction of organization and a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of such jurisdiction, each dated a recent date prior to the Third Amendment Effective Date;

          3. Resolutions of the Board of Directors of LVSI approving and authorizing the execution, delivery and performance by LVSI, in its own right and as managing member of Venetian, of this Amendment, certified as of the Third Amendment Effective Date by the corporate secretary or an assistant secretary of LVSI as being in full force and effect without modification or amendment; and

          4. Signature and incumbency certificates of officers of LVSI, on behalf of LVSI and as managing member of Venetian.

     B. Since December 31, 2000, no Material Adverse Effect shall have occurred.

     C. Lenders and their respective counsel shall have received (i) originally executed copies of one or more favorable written opinions of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for Borrowers and their Subsidiaries, and
(ii) originally executed copies of one or more favorable written opinions of Lionel Sawyer & Collins, Nevada counsel for Borrowers and their Subsidiaries, each in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Third Amendment Effective Date, with respect to the enforceability of the Amended Agreement (as hereinafter defined) and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request. Borrowers hereby acknowledge and confirm that they have requested such counsel to deliver such opinions to Lenders.

     D. Administrative Agent shall have received from Borrowers a duly executed waiver and amendment to the Bank Credit Agreement, in form and substance reasonably satisfactory to Administrative Agent.

     E. No Event of Default under (and as defined in) the Original Equipment Loan Agreement shall have occurred and be continuing or would result from the effectiveness of this Amendment

     F. On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be reasonably satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

     Section 5. BORROWERS' REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Original Equipment Loan Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:


     A. Corporate Power and Authority. Borrowers have all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Original Equipment Loan Agreement, as amended by this Amendment (the "Amended Agreement") and the other Loan Documents.

     B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrowers.

     C. No Conflict. The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not
(i) violate any provision of any law or any governmental rule or regulation applicable to Borrowers or any of their Subsidiaries, the organizational documents of Borrowers or any of their Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrowers or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Material Contract of Borrowers or any of their Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers or any of their Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Material Contract of Borrowers or any of their Subsidiaries except for such violations, conflicts, approvals and consents the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

     D. Governmental Consents. The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Borrowers and are the legally valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. Incorporation of Representations and Warranties From Original Equipment Loan Agreement. The representations and warranties contained in Section 3 of the Original Equipment Loan Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     Section 6. MISCELLANEOUS

     A. Reference to and Effect on the Original Equipment Loan Agreement and the Other Loan Documents.

          (i) On and after the Third Amendment Effective Date, each reference in the Original Equipment Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Original Equipment Loan Agreement, and each reference in the other Loan Documents to the "Original Equipment Loan Agreement", "thereunder", "thereof" or words of like import referring to the Original Equipment Loan Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Original Equipment Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Original Equipment Loan Agreement or any of the other Loan Documents.

     B. Fees and Expenses. Borrowers acknowledge that all costs, fees and expenses as described in subsection 11.4 of the Original Equipment Loan Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

     C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1, 2 and 3 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Borrowers, and Requisite Lenders and each of the Borrowers and receipt by Borrowers and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


     BORROWERS:

               LAS VEGAS SANDS, INC.


               By: /s/ David Friedman
               ---------------------------------
               Name: David Friedman
               Title: Assistant to Chairman of the Board and Secretary


               VENETIAN CASINO RESORT, LLC

               By: Las Vegas Sands, Inc. its managing member

               By: /s/ David Friedman
               ---------------------------------
               Name: David Friedman
               Title: Assistant to Chairman of the Board and Secretary


     LENDERS:

               GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent


               By: /s/ Timothy Shanahan
               ---------------------------------
               Name:  Timothy Shanahan
               Title:  Vice President


               GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender



               By: /s/ Timothy Shanahan
               ---------------------------------
               Name:  Timothy Shanahan
               Title:  Vice President

               GMAC COMMERCIAL MORTGAGE CORPORATION, as a Lender



               By: /s/ John Hopkins
               ---------------------------------
               Name:  John Hopkins
               Title:  Vice President Manager Operations


                                      S-2